UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23384

Eagle Point Income Company Inc.

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Thomas P. Majewski

c/o Eagle Point Income Company Inc.

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Name and address of agent for service)

Copies to

Thomas J. Friedmann

Philip Hinkle
Dechert LLP
One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110
(617) 728-7120

Registrant’s telephone number, including area code: (203) 340-8500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Report to Stockholders

The Company’s Annual Report to stockholders for the year ending December 31, 2018 is filed herewith.

2018 aNNUAL REPORT

Eagle Point Income Company Inc.

Annual Report – December 31, 2018

1

Important Information

This report is transmitted to the stockholders of Eagle Point Income Company Inc. (“we”, “us”, “our” or the “Company”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company and is not a prospectus.

The information and its contents are the property of Eagle Point Income Management LLC (the “Adviser”) and/or the Company. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law. This presentation is being provided for informational purposes only.

The Company is not currently publicly listed and is not conducting any offering. An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Company is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value (“NAV”), which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of December 31, 2018. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

Neither the Adviser nor the Company provide legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Company, and, in certain cases, from third party sources and reports (including reports of third party custodians, CLO managers and trustees) that have not been independently verified by the Company. As noted herein, certain of this information is unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Company’s filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

2

Summary of Certain Unaudited Portfolio Characteristics

The summary of portfolio characteristics reflected below is as of December 31, 2018. The data is unaudited.

Summary Portfolio Characteristics (as of 12/31/2018)
Number of CLO Securities	31
Number of Collateral Managers	17
Fair Value of CLO Securities [1]	$70,151,327
Weighted Average Coupon [2]	L+5.73%
Weighted Average Price (% of Par) [2]	89.41%

1 Fair value of securities is inclusive of accrued interest of $1,462,044.

2 Weighted average coupon, weighted average price and vintage diversification details are based on relative par amount.

3

EAGLE POINT INCOME COMPANY INC.

FINANCIAL STATEMENTS

DECEMBER 31, 2018

4

EAGLE POINT INCOME COMPANY INC.

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2018

(expressed in U.S. dollars)

ASSETS
Investments, at fair value (cost $75,119,687)	$68,689,283
Interest receivable	1,462,044
Cash	88,501
Total Assets	70,239,828

LIABILITIES
Dividends payable	1,316,466
Total Liabilities	1,316,466

COMMITMENTS AND CONTINGENCIES (Note 7)

NET ASSETS applicable to 3,769,596 shares of $0.001 par value common stock outstanding	$68,923,362

NET ASSETS consist of:
Paid-in capital (Note 6)	$75,353,766
Aggregate distributable earnings (losses)	(6,430,404)
Total Net Assets	$68,923,362
Net asset value per share of common stock	$18.28

See accompanying notes to the financial statements

5

EAGLE POINT INCOME COMPANY INC.

SCHEDULE OF INVESTMENTS

As of December 31, 2018

(expressed in U.S. dollars)

Issuer	Investment (1)	Principal Amount	Cost	Fair Value (2)	% of Net Assets
CLO Debt (3)
United States
Apidos CLO XXIX, Ltd.	CLO Secured Note - Class D (7.64% due 7/25/30)	$5,900,000	$5,708,860	$5,168,990	7.50%
Atlas Senior Loan Fund X, Ltd.	CLO Secured Note - Class E (8.14% due 1/15/31)	2,000,000	1,933,692	1,738,000	2.52%
Babson CLO Ltd. 2015-I	CLO Secured Note - Class E-R (7.97% due 1/20/31)	4,100,000	3,915,462	3,549,370	5.15%
Barings CLO Ltd. 2018-II	CLO Secured Note - Class D (7.99% due 4/15/30)	3,650,000	3,604,564	3,315,295	4.81%
Barings CLO Ltd. 2018-IV	CLO Secured Note - Class E (8.24% due 10/15/30)	750,000	746,285	680,100	0.99%
Battalion CLO XI Ltd.	CLO Secured Note - Class E (8.47% due 10/24/29)	4,600,000	4,495,877	4,214,060	6.11%
Battalion CLO XII Ltd.	CLO Secured Note - Class E (8.73% due 5/17/31)	1,350,000	1,298,711	1,201,230	1.74%
Black Diamond CLO 2017-1, Ltd.	CLO Secured Note - Class D (9.09% due 4/24/29)	3,600,000	3,590,338	3,324,600	4.82%
Black Diamond CLO 2016-1, Ltd.	CLO Secured Note - Class D-R (8.11% due 4/26/31)	1,050,000	977,406	893,130	1.30%
CIFC Funding 2018-1, Ltd.	CLO Secured Note - Class E (7.44% due 4/18/31)	3,675,000	3,482,444	3,116,033	4.52%
CIFC Funding 2015-I, Ltd.	CLO Secured Note - Class E-RR (8.47% due 1/22/31)	2,600,000	2,552,729	2,302,820	3.34%
CIFC Funding 2015-II, Ltd.	CLO Secured Note - Class E-R (7.74% due 4/15/27)	2,800,000	2,800,000	2,563,400	3.72%
Carlyle US CLO 2018-1, Ltd.	CLO Secured Note - Class D (8.22% due 4/20/31)	550,000	548,193	498,025	0.72%
Carlyle US CLO 2018-2, Ltd.	CLO Secured Note - Class D (7.39% due 10/15/31)	3,750,000	3,627,795	3,309,000	4.80%
CIFC Funding 2018-II, Ltd.	CLO Secured Note - Class D (8.32% due 4/20/31)	650,000	645,876	583,440	0.85%
Cook Park CLO, Ltd.	CLO Secured Note - Class E (7.85% due 4/17/30)	1,000,000	981,128	884,600	1.28%
Dryden 37 Senior Loan Fund, Ltd.	CLO Secured Note - Class E-R (7.59% due 1/15/31)	500,000	480,227	427,200	0.62%
Dryden 64 CLO, Ltd.	CLO Secured Note - Class E (8.04% due 4/18/31)	1,300,000	1,279,696	1,147,770	1.67%
LCM XVIII, L.P.	CLO Secured Note - Class E-R (8.42% due 4/20/31)	600,000	598,087	538,440	0.78%
Madison Park Funding XXVII, Ltd.	CLO Secured Note - Class D (7.47% due 4/20/30)	500,000	478,136	433,300	0.63%
Marathon CLO IX, Ltd.	CLO Secured Note - Class D (8.49% due 4/15/29)	4,050,000	3,988,330	3,758,400	5.45%
OZLM XXI, Ltd.	CLO Secured Note - Class D (8.01% due 1/20/31)	4,150,000	4,039,375	3,637,475	5.28%
Octagon Investment Partners 37, Ltd.	CLO Secured Note - Class D (7.76% due 7/25/30)	1,200,000	1,172,744	1,059,600	1.54%
Octagon Investment Partners 38, Ltd.	CLO Secured Note - Class D (7.89% due 7/20/30)	3,300,000	3,225,641	2,972,640	4.31%
Octagon Investment Partners 39, Ltd.	CLO Secured Note - Class E (8.21% due 10/20/30)	950,000	941,515	856,900	1.24%
Rockford Tower CLO 2017-3, Ltd.	CLO Secured Note - Class E (8.22% due 10/20/30)	3,750,000	3,715,884	3,355,500	4.87%
Rockford Tower CLO 2018-2, Ltd.	CLO Secured Note - Class E (8.43% due 10/20/31)	3,750,000	3,737,291	3,408,000	4.94%
Venture XV CLO, Limited	CLO Secured Note - Class E-R (9.55% due 7/15/28)	3,800,000	3,801,370	3,551,480	5.15%
Venture 31 CLO, Limited	CLO Secured Note - Class E (7.78% due 4/20/31)	1,100,000	1,036,570	953,480	1.38%
Vibrant CLO VI, Ltd.	CLO Secured Note - Class E (8.54% due 6/20/29)	4,100,000	4,023,173	3,711,730	5.39%
Vibrant CLO VIII, Ltd.	CLO Secured Note - Class D (8.22% due 1/20/31)	1,750,000	1,692,288	1,535,275	2.23%
Total investments, at fair value as of December 31, 2018			$75,119,687	$68,689,283	99.65%
Net assets above (below) fair value of investments and liabilities at fair value				234,079

Net assets as of December 31, 2018				$68,923,362

(1) All investments are categorized as structured finance securities.

(2) Fair value is determined in good faith in accordance with the Company's valuation policy and is approved by the Company's Board of Directors (the "Board").

(3) CLO debt positions reflect the coupon rates as of December 31, 2018. The interest income from CLO debt positions is expected to be received in cash.

 See accompanying notes to the financial statements

6

EAGLE POINT INCOME COMPANY INC.

STATEMENT OF OPERATIONS

For the periods from October 4, 2018 (commencement of operations) to October 15, 2018 and from October 16, 2018 to December 31, 2018

(expressed in U.S. dollars)

	For the period from
	October 4, 2018	For the period from
	(commencement of operations)	October 16, 2018 to
	to October 15, 2018	December 31, 2018
INVESTMENT INCOME
Interest income	$202,116	$1,316,466
Total Investment Income	202,116	1,316,466

EXPENSES
Organizational and offering expenses	-	450,364
Management fee	-	190,682
Professional fees	-	147,500
Directors' fees	-	63,750
Administration fees	-	57,017
Tax expense	-	18,986
Other expenses	-	24,279
Total Expenses	-	952,578

Expenses reimbursed by the Adviser (Note 4)	-	(761,896)
Management fee voluntarily waived by the Adviser (Note 4)	-	(190,682)
Net Expenses	-	-

NET INVESTMENT INCOME	202,116	1,316,466

UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net change in unrealized appreciation (depreciation) on investments	38,145	(6,468,549)
NET UNREALIZED GAIN (LOSS) ON INVESTMENTS	38,145	(6,468,549)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$240,261	$(5,152,083)

The Statement of Operations includes two periods. The first period, October 4, 2018 (commencement of operations) to October 15, 2018, contains the period for which the Company was organized as a limited liability company, comprising the period from the commencement of operations up to the Company's conversion into a corporation. The second period, October 16, 2018 to December 31, 2018, contains the period for which the Company was organized as a corporation, comprising the period from the Company's conversion into a corporation up to the period end.

See accompanying notes to the financial statements

7

EP INCOME COMPANY LLC

STATEMENT OF MEMBERS' EQUITY

For the period from October 4, 2018 (commencement of operations) to October 15, 2018

(expressed in U.S. dollars)

Members' equity at beginning of period	$-
Contributed securities, at fair value	73,679,953
Contributed interest receivable	1,371,697
Contributed cash	100,000
Net investment income	202,116
Net change in unrealized appreciation (depreciation) on investments	38,145
Members' equity at end of period	$75,391,911

Units issued and outstanding as October 15, 2018 (prior to conversion) (1)	75,152

Net asset value per unit	$1,003.20

(1) Units were converted into 3,769,596 common shares effective October 16, 2018

EAGLE POINT INCOME COMPANY INC.

STATEMENT OF CHANGES IN NET ASSETS

For the period from October 16, 2018 to December 31, 2018

(expressed in U.S. dollars)

Net increase (decrease) in net assets resulting from operations:
Net investment income	$1,316,466
Net change in unrealized appreciation (depreciation) on investments	(6,468,549)
Total net increase (decrease) in net assets resulting from operations	(5,152,083)

Common stock distributions declared and payable to stockholders	(1,316,466)

Capital share transactions:
Issuance of shares of common stock upon conversion (inclusive of $38,145 unrealized appreciation from contributed securities)	75,391,911
Total capital share transactions	75,391,911

Total increase (decrease) in net assets	68,923,362
Net assets at beginning of period	-
Net assets at end of period	$68,923,362

Capital share activity:
Shares of common stock issued upon conversion	3,769,596
Total increase (decrease) in capital share activity	3,769,596

See accompanying notes to the financial statements

8

EAGLE POINT INCOME COMPANY INC.

STATEMENT OF CASH FLOWS

For the periods from October 4, 2018 (commencement of operations) to October 15, 2018 and from October 16, 2018 to December 31, 2018

(expressed in U.S. dollars)

	For the period from
	October 4, 2018	For the period from
	(commencement of operations)	October 16, 2018 to
	to October 15, 2018	December 31, 2018

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$240,261	$(5,152,083)

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	-	(3,117,700)
Proceeds from sales of investments and repayments of principal	-	1,700,000
Net change in unrealized (appreciation) depreciation on investments	(38,145)	6,468,549
Net amortization (accretion) of premiums or discounts on CLO debt securities	-	(22,034)
Changes in assets and liabilities:
Interest receivable	199,503	(289,850)
Net cash provided by (used in) operating activities	401,619	(413,118)

CASH FLOWS FROM FINANCING ACTIVITIES
Cash contributions	100,000	-
Net cash provided by (used in) financing activities	100,000	-

NET INCREASE (DECREASE) IN CASH	501,619	(413,118)

CASH, BEGINNING OF PERIOD	-	501,619

CASH, END OF PERIOD	$501,619	$88,501

Supplemental disclosure of non-cash financing activities:
Contribution in kind, investments at fair value and interest receivable	$75,051,650	$-
Issuance of common stock upon conversion	$-	$75,391,911
Dividends declared, but not yet paid	$-	$1,316,466

See accompanying notes to the financial statements

9

EAGLE POINT INCOME COMPANY INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

1.	ORGANIZATION

Eagle Point Income Company Inc. (the “Company”) is an externally managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in junior debt tranches of collateralized loan obligations, or “CLOs,” that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company intends to primarily focus on CLO debt tranches rated “BB” (or its equivalent) by Moody’s Investor Service, Inc., Standard & Poors, Fitch Rating, Inc. and/or other applicable nationally recognized statistical rating organizations. The Company may also invest in other junior debt tranches of CLOs, senior debt tranches of CLOs and other related securities and instruments. In addition, the Company may invest up to 20% of its total assets (at the time of investment) in CLO equity securities (primarily via minority ownership positions).

The Company was initially formed on September 28, 2018 as EP Income Company LLC, a Delaware limited liability company. The Company commenced operations on October 4, 2018, the date Eagle Point Income Management LLC (the “Adviser”) contributed $100,000 in exchange for 100 units of the Company and Cavello Bay Reinsurance Limited (“Cavello Bay” and collectively with the Adviser, the “Members”) contributed to the Company, at fair value, the entire portfolio of BB-rated CLO debt it held in a separately managed account managed by an affiliate of the Adviser, totaling $75,051,650, inclusive of accrued interest of $1,371,697, in exchange for 75,051.65 units of the Company.

On October 16, 2018, the Company converted from a Delaware limited liability company into a Delaware corporation (the “Conversion”). At the time of the Conversion, the Members became stockholders of Eagle Point Income Company Inc. In connection with the Conversion, the Members converted 75,151.65 units of the Delaware limited liability company into shares of common stock in the Delaware corporation at $20 per share, resulting in 3,769,596 shares and an effective conversion rate of approximately 50.15985069 per unit.

See Note 6 “Common Stock” for further discussion relating to the Conversion.

On October 3, 2018, the Company entered into a custody agreement with Wells Fargo Bank, National Association (“Wells Fargo”), pursuant to which the Company’s portfolio of securities are held by Wells Fargo. The principal business address of Wells Fargo is 9062 Old Annapolis Road, Columbia, Maryland 21045.

The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Adviser is the investment adviser of the Company and manages the investments of the Company subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Company (the “Administrator”).

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The Company is considered an investment company under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the financial statements are measured and presented in United States dollars.

10

EAGLE POINT INCOME COMPANY INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimates.

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in a bank account which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the account is held in order to manage any risk associated with such account. No cash equivalent balances were held as of December 31, 2018.

Valuation of Investments

The most significant estimate inherent in the preparation of the financial statements is the valuation of investments. In the absence of readily determinable fair values, fair value of the Company’s investments is determined in accordance with the Company’s valuation policy. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company.

The Company accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820 Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price).

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•	Level I – Observable, quoted prices for identical investments in active markets as of the reporting date.

•	Level II – Quoted prices for similar investments in active markets or quoted prices for identical investments in markets that are not active as of the reporting date.

•	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

11

EAGLE POINT INCOME COMPANY INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability).

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

In valuing the Company’s investments in CLO debt, the Adviser considers a variety of relevant factors, including a third-party pricing service, or as applicable, price indications from multiple dealers, recent trading prices for specific investments, and recent purchases and sales known to the Adviser in similar securities.

Securities Transactions

The Company records the purchases and sales of securities on trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

Investment Income Recognition

Interest income from investments in CLO debt is recorded using the accrual basis of accounting. Interest income from CLO debt positions is expected to be received in cash. Amortization of premium or accretion of discount is recognized using the effective interest method.

Expense Recognition

Expenses are recorded on the accrual basis of accounting. Please refer to Note 4 “Related Party Transactions” for further discussion relating to the Company’s expenses.

Organization, Offering and Operating Costs

There were $761,896 in organization, offering and operating costs incurred by the Company for the period from October 16, 2018 through December 31, 2018, as reflected on the Statement of Operations, all of which have been currently reimbursed to the Company by the Adviser. Prior to any initial public offering of the Company’s common stock, the Adviser or its affiliates have paid all organizational, offering, and operating expenses of the Company. In connection with any initial public offering of the Company’s common stock, the Company is expected to reimburse the Adviser for a portion of such expenses. Please refer to Note 4 “Related Party Transactions” for further discussion relating to the Company’s organization and offering costs.

Federal and Other Taxes

For the period October 4, 2018 through October 16, 2018, the Company was organized as a Delaware Limited Liability Company with a single owner, which is a partnership. The Company’s taxable income while a limited liability company will be included on its sole owner’s federal partnership return. A partnership is generally not subject to income taxes. No provisions for income taxes has been made in the Financial Statements as the Members are individually responsible for reporting their allocable share of income, expense, gain or loss for U.S. income tax purposes.

For the period from October 16, 2018 through December 31, 2018, the Company intends to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code. Accordingly, the Company intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income provision is required. The Company’s tax year end is December 31. The Company intends to file federal income and excise tax returns as well as any applicable state tax filings. The statute of limitations on the Company’s tax return filings generally remain open for three years. The Company has analyzed its tax positions for its tax year

12

EAGLE POINT INCOME COMPANY INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

ended December 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Company’s financial statements.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes.

For the tax year ended December 31, 2018, the estimated components of distributable earnings, on a tax basis, were as follows:

For the tax year ended December 31, 2018

Undistributed ordinary income	$-
Capital loss carryforward	-
Unrealized depreciation	(6,446,515)

The tax character of distributions declared and paid for the tax year ended December 31, 2018 were ordinary dividends of $1,316,466 and return of capital of $0. Tax information for the tax year ended December 31, 2018 is estimated and is not considered final until the Company files its tax return.

As of December 31, 2018, the Company’s tax cost for federal income tax purposes was $75,135,798. Accordingly, accumulated net unrealized depreciation on investments held by the Company was $(6,446,515), consisting of $0 gross unrealized appreciation and $(6,446,515) gross unrealized depreciation.

Depending on the level of taxable income earned in a tax year, the Company is permitted to carry forward taxable income (including net capital gains, if any) in excess of its current year distributions from the current tax year into the next tax year and pay a nondeductible 4% U.S. federal excise tax on such taxable income, as required.

To the extent that the Company has determined that its estimated current year annual taxable income will be in excess of estimated current year distributions from such income, the Company accrues and pays excise tax on its estimated excess taxable income that has not been distributed. The Company has not accrued U.S. federal excise tax for the year ended December 31, 2018 as common distributions are expected to cover taxable income for the period.

For the year ended December 31, 2018 the Company incurred $18,986 in Delaware franchise tax expense, all of which was reimbursed to the Company by the Adviser.

Distributions

The composition of distributions paid to common stockholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common stockholders are comprised of net investment income, realized gains or losses and return of capital for either U.S. federal income tax or U.S. GAAP purposes and are intended to be paid quarterly. Distributions paid to common stockholders are recorded as a liability on record date. The Company’s common stockholders will receive all distributions in cash.

In addition to the regular quarterly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special distributions. A special distribution represents the excess of the Company’s net taxable income over the Company’s aggregate regular quarterly distributions paid during the year.

13

EAGLE POINT INCOME COMPANY INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

For the period of October 16, 2018 to December 31, 2018, the Company declared distributions on common stock of $1,316,466 or $0.3492 per share, which is payable as of December 31, 2018. The characterization of distributions, as set forth in the Financial Highlights, reflects estimates made by the Company for tax purposes and is not considered final until the Company files its tax return.

3.	INVESTMENTS

Valuation of CLO Debt

The Company’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgement has been used by the Adviser in the valuation of the Company’s investment in CLO debt, such positions are considered Level II assets.

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of December 31, 2018:

Fair Value Measurement
	Level I	Level II	Level III	Total

Assets
CLO Debt	$-	$68,689,283	$-	$68,689,283

Total Investments, at Fair Value	$-	$68,689,283	$-	$68,689,283

Investment Risk Factors and Concentration of Investments

Market Risk

Certain events particular to each market in which the Company’s investments conduct operations, as well as general economic and political conditions, may have a significant negative impact on the operations and profitability of the Company’s investments and/or on the fair value of the Company’s investments. Such events are beyond the Company’s control, and the likelihood they may occur and the potential effect on the Company cannot be predicted.

Concentration Risk

The Company is classified as “non-diversified” under the 1940 Act. As a result, the Company can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Company may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. In particular, because the Company’s portfolio of investments may lack diversification among CLO securities and related investments, the Company is susceptible to a risk of significant loss if one or more of these CLO securities and related investments experience a high level of defaults on the collateral they hold.

Liquidity Risk

The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial and other eligibility requirements on prospective transferees. Other investments the Company may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Company’s ability to sell certain investments quickly, or at all, in response to changes in economic and other

14

EAGLE POINT INCOME COMPANY INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in full loss of value to the CLO equity and junior debt investors.

Risks of Investing in CLOs

The Company’s investments consist primarily of CLO securities and the Company may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) which serve as collateral. The Company and other investors in CLO and structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Therefore, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that investments in junior debt tranches will likely be subordinate to other senior classes of CLO debt; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLO may cause payments on the instruments the Company holds to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which the Company invests, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs the Company may target. In addition, CLO and other structured finance securities may be subject to prepayment risk.

Prepayment Risk

Although the Adviser’s valuations and projections take into account certain expected levels of prepayments, the collateral of a CLO may be prepaid more quickly than expected. Prepayment rates are influenced by changes in interest rates and a variety of factors beyond the Company’s control and consequently cannot be accurately predicted. Early prepayments give rise to increased reinvestment risk, as a CLO collateral manager might realize excess cash from prepayments earlier than expected. If a CLO collateral manager is unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce the net income and the fair value of that asset.

In addition, in most CLO transactions, CLO debt investors are subject to prepayment risk in that the holders of a majority of the equity tranche can direct a call or refinancing of a CLO, which would cause such CLO’s outstanding CLO debt securities to be repaid at par. Such prepayments of CLO debt securities held by the Company can also give rise to reinvestment risk if the Company is unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid.

Interest Rate Risk

The fair value of certain investments held by the Company may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its assets and operating results. In the event the Company’s interest expense was to increase relative to income, or sufficient financing became unavailable, the return on investments and cash available for distribution to

15

EAGLE POINT INCOME COMPANY INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

stockholders or to make other payments on the securities would be reduced. In addition, future investments in different types of instruments may carry a greater exposure to interest rate risk.

LIBOR Risk

The CLO debt securities in which the Company invest earn interest at, and CLOs in which it invests typically obtain financing at a floating rate based on LIBOR. Regulators and law enforcement agencies from a number of governments, including entities in the United States, Japan, Canada and the United Kingdom, have conducted or are conducting civil and criminal investigations into whether the banks that contributed to the British Bankers’ Association, or the “BBA,” in connection with the calculation of daily LIBOR may have been under-reporting or otherwise manipulating or attempting to manipulate LIBOR. Several financial institutions have reached settlements with the Commodity Futures Trading Commission, the U.S. Department of Justice and the United Kingdom Financial Conduct Authority, or “FCA,” in connection with investigations by such authorities into submissions made by such financial institutions to the bodies that set LIBOR and other interbank offered rates. In such settlements, such financial institutions admitted to submitting rates to the BBA that were lower than the actual rates at which such financial institutions could borrow funds from other banks. Additional investigations remain ongoing with respect to other major banks. There can be no assurance that there will not be additional admissions or findings of rate-setting manipulation or that manipulations of LIBOR or other similar interbank offered rates will not be shown to have occurred. On July 9, 2013, it was announced that the NYSE Euronext Rate Administration Limited would take over the administration of LIBOR from the BBA, subject to authorization from the Financial Conduct Authority and following a period of transition. Accordingly, ICE Benchmark Administration Limited (formerly NYSE Euronext Rate Administration Limited) assumed this role on February 1, 2014. Any new administrator of LIBOR may make methodological changes to the way in which LIBOR is calculated or may alter, discontinue, or suspend calculation or dissemination of LIBOR. Any of such actions or other effects from the ongoing investigations could adversely affect the liquidity and value of the Company’s investments. Further, additional admissions or findings of manipulation may decrease the confidence of the market in LIBOR and lead market participants to look for alternative, non-LIBOR based types of financing, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR indices. An increase in alternative types of financing at the expense of LIBOR-based CLOs may impair the liquidity of the Company’s investments. Additionally, it may make it more difficult for CLO issuers to satisfy certain conditions set forth in a CLO’s offering documents.

On July 27, 2017, the FCA announced that it will no longer persuade or compel banks to submit rates for the calculation of LIBOR rates after 2021 (the “FCA Announcement”). The FCA Announcement indicates that the continuation of LIBOR on the current basis (or at all) cannot and will not be guaranteed after 2021 and that planning a transition to alternative reference rates that are based firmly on transactions, such as reformed Sterling Over Night Index Average (“SONIA”) must begin. Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative Reference Rates Committee (“ARRC”) of the Federal Reserve Board and the Federal Reserve Bank of New York. On June 22, 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad U.S. treasuries repo financing rate to be published by the Federal Reserve Bank of New York, as the rate that, in the consensus view of the ARRC, represented best practice for use in certain new U.S. dollar derivatives and other financial contracts. The first publication of SOFR was released in April 2018. Although there have been a few issuances utilizing SONIA and SOFR, it remains in question whether or not these alternative reference rates will attain market acceptance as replacements for LIBOR.

At this time, it is not possible to predict the effect of the FCA Announcement, the Federal Reserve Board or other regulatory changes or announcements, the establishment of any other alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on the Company’s net investment income cannot yet be determined. The CLOs in which the Company is invested generally contemplate a scenario where LIBOR is no longer available by requiring the CLO administrator to calculate a replacement rate primarily through dealer polling on the applicable measurement date. However, there is uncertainty regarding the effectiveness of the dealer polling processes, including the willingness of banks to provide such quotations, which could adversely impact the Company’s net investment income. In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying

16

EAGLE POINT INCOME COMPANY INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

assets of the CLOs in which the Company invests, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities which could have an adverse impact on the Company’s net investment income and portfolio returns.

Low Interest Rate Environment

As of the date of the financial statements, despite a recent increase in interest rates from near historically low levels, interest rates in the United States remain relatively low, which may increase the Company’s exposure to risks associated with rising interest rates. Moreover, interest rate levels are currently impacted by extraordinary monetary policy initiatives, the effect of which is impossible to predict with certainty.

Highly Subordinated and Leveraged Securities Risk

The Company’s portfolio includes junior debt and equity investments in CLOs, which involve a number of significant risks. CLOs are typically very highly leveraged (with CLO equity securities being leveraged nine to thirteen times), and therefore the junior debt and equity tranches in which the Company invests are subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. The Company generally has the right to receive payments only from the CLOs, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs the Company targets generally enable an equity investor therein to acquire interests in a pool of senior secured loans without the expenses associated with directly holding the same investments, the Company generally pays a proportionate share of the CLOs’ administrative, management and other expenses if it makes a CLO equity investment. In addition, the Company may have the option in certain CLOs to contribute additional amounts to the CLO issuer for purposes of acquiring additional assets or curing coverage tests, thereby increasing overall exposure and capital at risk to such CLO. Although it is difficult to predict whether the prices of assets underlying a CLO will rise or fall, these prices (and, therefore, the prices of the CLO securities) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The interests the Company acquires in CLOs generally are thinly traded or have only a limited trading market. CLO securities are typically privately offered and sold, even in the secondary market. As a result, investments in CLO securities are illiquid securities.

Credit Risk

If a CLO in which the Company invests, an underlying asset of any such CLO or any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both the Company’s income and NAV may be adversely impacted. Non-payment would result in a reduction of the Company’s income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in the Company’s NAV. With respect to investments in CLO securities and credit investments that are secured, there can be no assurance that any liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment for scheduled dividends, interest or principal. Also, there can be no assurance that any such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Company could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a CLO security or credit investment. To the extent the credit rating assigned to a security in the Company’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO in which the Company invests triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in those circumstances.

17

EAGLE POINT INCOME COMPANY INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

4.	RELATED PARTY TRANSACTIONS

Investment Adviser

On October 5, 2018, the Company entered into an investment advisory agreement with the Adviser (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser, for its services, a management fee equal to an annual rate of 1.25% of the Company’s “Managed Assets”. Managed Assets are defined as the Company’s total assets (including assets attributable to the Company’s use of leverage) minus the sum of the Company’s accrued liabilities (other than liabilities incurred for the purpose of creating leverage). The management fee will be calculated monthly and payable quarterly in arrears based on the Company’s Managed Assets at the end of each calendar month. For the period of October 16, 2018 to December 31, 2018, the Adviser has voluntarily waived the management fee in the amount of $190,682.

Prior to any initial public offering of the Company’s common stock, the Adviser or its affiliates have paid all organizational, offering, and operating expenses of the company. In connection with any initial public offering of the Company’s common stock, the Company is expected to reimburse the Adviser for a portion of such expenses. There were $761,896 in organization, offering and operating costs incurred by the Company for the period from October 16, 2018 through December 31, 2018, as reflected on the Statement of Operations, all of which have been currently reimbursed to the Company by the Adviser.

An affiliate of Cavello Bay holds an indirect non-controlling ownership interest in the Adviser.

Administrator

Effective October 5, 2018, the Company entered into an administration agreement (the “Administration Agreement”) with the Administrator, an affiliate of the Adviser. Pursuant to the Administration Agreement, the Administrator performs, or arranges for the performance of, the Company’s required administrative services, which include being responsible for the financial records which the Company is required to maintain and preparing reports which are disseminated to the Company’s stockholders. In addition, the Administrator provides the Company with accounting services, assists the Company in determining and publishing its net asset value, oversees the preparation and filing of the Company’s tax returns, monitors the Company’s compliance with tax laws and regulations, and prepares and assists the Company with any audits by an independent public accounting firm of the financial statements. The Administrator is also responsible for printing and disseminating reports to the Company’s stockholders and maintaining the Company’s website, providing support to investor relations, generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others, and providing such other administrative services as the Company may from time to time designate.

Payments under the Administration Agreement are equal to an amount based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Company’s allocable portion of the compensation of the Company’s chief compliance officer, chief financial officer, chief operating officer and the Company’s allocable portion of the compensation of any related support staff.  The Company’s allocable portion of such compensation is based on an allocation of the time spent on the Company relative to other matters. To the extent the Administrator outsources any of its functions, the Company pays the fees on a direct basis, without profit to the Administrator. Certain accounting and other administrative services have been delegated by the Administrator to SS&C Technologies, Inc. (“SS&C”). The Administration Agreement may be terminated by the Company without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Company. The Administration Agreement is approved by the Board, including by a majority of the Company’s independent directors, on an annual basis.

For the period from October 4, 2018 to October 15, 2018, and for the period from October 16, 2018 to December 31, 2018, the Administrator has waived all administration fees relating to services provided by the Administrator and SS&C, which would have otherwise been charged to the Company. The administration fees waived by the

18

EAGLE POINT INCOME COMPANY INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

Adviser amounted to $57,017 as of December 31, 2018 and are included in the Expenses reimbursed by the Adviser on the Statement of Operations.

Affiliated Ownership

As of December 31, 2018, the Adviser held an aggregate of 0.1% of the Company’s common stock.

5.	MEMBERS’ EQUITY

On October 4, 2018, the Members committed and funded equity contributions of $75,151,650 in exchange for 75,151.65 units of the Company. The contribution consisted of cash of $100,000 and a portfolio of BB-rated CLO debt totaling $75,051,650, inclusive of accrued interest of $1,371,697. The contribution price of the portfolio represented fair value as of the contribution date in accordance with FASB ASC Topic 820 Fair Value Measurements and Disclosures.

For the period of October 4, 2018 to October 15, 2018, the Adviser and Cavello Bay held 100 units and 75,051.65 units, respectively.

6.	COMMON STOCK

On October 16, 2018, the Company converted from a Delaware limited liability company into a Delaware corporation. At the time of the Conversion, the Members of Eagle Point Income Company LLC became stockholders of Eagle Point Income Company Inc. and were issued an aggregate of 3,769,596 shares of common equity, par value of $0.001 per share.

As of December 31, 2018, the Company's components of capital include $75,391,911 of contributed Members' Equity from conversion of the limited liability company to the corporation. As of December 31, 2018, capital consists of paid-in capital of $75,353,766, (which excludes unrealized appreciation of $38,145 from the period October 4, 2018 to October 15, 2018, the period in which the entity was a limited liability company) and unrealized depreciation of $6,430,404 as presented on the Statement of Assets and Liabilities. As of December 31, 2018, there were 150,000,000 shares of common stock authorized, of which 3,769,596 shares were issued and outstanding.

7.	COMMITMENTS AND CONTINGENCIES

The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.

As of December 31, 2018, the Company had no unfunded commitments.

8.	INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

19

EAGLE POINT INCOME COMPANY INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

9.	RECENT ACCOUNTING AND TAX PRONOUNCEMENTS

In August 2018, the SEC adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of U.S. GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the statement of assets and liabilities and the total, rather than the components, of common stock distributions from net investment income and common stock distributions from net realized gains on the statements of changes in net assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the consolidated statement of changes in net assets. All changes have been reflected in the Company's financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”) related to FASB ASC Topic 820 Fair Value Measurement and Disclosures– Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 eliminates, amends, and adds to the fair value measurement disclosure requirements of ASC Topic 820. The amendments are designed to provide more decision useful information to financial statement users. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Company is currently evaluating the impact, if any, of applying this provision.

10.	SUBSEQUENT EVENTS

On January 31, 2018, the Company paid the distribution of $1,316,466 or $0.3492 per share to holders of record as of December 31, 2018.

Management of the Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through February 27, 2019. Management has determined there are no events in addition to those described above which would require adjustment to or disclosure in the financial statements and related notes through this date.

20

EAGLE POINTY INCOME COMPANY INC.

FINANCIAL HIGHLIGHTS

Financial highlights for the period from October 4, 2018 (Commencement of Operations) to October 15, 2018 for the Members are as follows:

For the period from
October 4, 2018
(Commencement of Operations)
Per Unit Data	to October 15, 2018

Net asset value at beginning of period	$1,000.00

Net investment income	2.69
Net change in unrealized appreciation (depreciation) on investments	0.51
Net income (loss) and net increase (decrease) in net assets resulting from operations	3.20

Net asset value at end of period	$1,003.20

Total return (1)	0.32%

Ratios and Supplemental Data:

Net asset value at end of period	$75,391,911
Ratio of net investment income to average net assets (1)	0.27%
Ratio of expenses to average net assets (2)	0.00%
Portfolio turnover rate (3)	0.00%

(1)	Total return and ratio of net investment income to average net assets for the period from October 4, 2018 (Commencement of Operations) to October 15, 2018 are not annualized.
(2)	No expenses were borne by the Company from October 4, 2018 (Commencement of Operations) to October 15, 2018. Please refer to Note 4 “Related Party Transactions” for further discussion relating to the Company’s expenses.
(3)	The Company did not enter transactions to purchase or sell securities from October 4, 2018 (Commencement of Operations) to October 15, 2018. As such, the portfolio turnover rate is 0.00%.

Note: The above Financial Highlights for the period from October 4, 2018 (Commencement of Operations) to October 15, 2018 for Members represents the period when the Company was initially organized as a Delaware limited liability company.

21

EAGLE POINTY INCOME COMPANY INC.

FINANCIAL HIGHLIGHTS

Financial highlights for the period from October 16, 2018 to December 31, 2018 for the Company are as follows:

For the period from
October 16, 2018
Per Share Data	to December 31, 2018

Net asset value, beginning of period	$20.00

Net investment income, before management fee waiver and expenses reimbursed by the Adviser	0.10
Expenses reimbursed by the Adviser (Note 4)	0.20
Management fee voluntarily waived by the Adviser (Note 4)	0.05
Net investment income	0.35

Net change in unrealized appreciation (depreciation) on investments	(1.72)
Net income (loss) and net increase (decrease) in net assets resulting from operations	(1.37)

Common stock distributions from net investment income	(0.35)
Common stock distributions from net realized gains on investments	-
Common stock distributions from tax return of capital	-
Total common stock distributions declared to stockholders	(0.35)

Net asset value at end of period	$18.28

Total return (1)	(6.85%)

Shares of common stock outstanding at end of period	3,769,596

Ratios and Supplemental Data:
Net asset value at end of period	$68,923,362
Ratio of net investment income to average net assets (2)	8.54%
Ratio of expenses, before management fee waiver and expenses reimbursed by the Adviser, to average net assets (2)	3.12%
Ratio of expenses, after management fee waiver and expenses reimbursed by the Adviser, to average net assets (2) (3)	0.00%
Portfolio turnover rate (4)	2.35%

(1)	Total return for the period from October 16, 2018 to December 31,2018 is not annualized.
(2)	Ratios for the period from October 16, 2018 to December 31, 2018 are annualized.
(3)	Expenses borne by the Company for the period from October 16, 2018 to December 31, 2018 were reimbursed by the Adviser. In addition, the Adviser has voluntarily waived the management fee for the same period from October 16, 2018 to December 31, 2018. Please refer to Note 4 “Related Party Transactions” for further discussion relating to the Company’s expenses.
(4)	The portfolio turnover rate is calculated as the total of investment sales executed and repayments of principal during the period from October 16, 2018 to December 31, 2018, divided by the average fair value of the investments for the same period.

22

KPMG LLP 345 Park Avenue New York, NY 10154-0102

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

Eagle Point Income Company Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Eagle Point Income Company Inc. (formerly EP Income Company, LLC) (the Company), including the schedule of investments, as of December 31, 2018, and the related statement of operations, cash flows and financial highlights for the period from October 4, 2018 (commencement of operations) through October 15, 2018 and the period from October 16, 2018 through December 31, 2018, the statement of members’ equity for the period from October 4, 2018 (commencement of operations) through October 15, 2018, and the statement of changes in net assets for the period from October 16, 2018 through December 31, 2018. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Company as of December 31, 2018, the results of its operations, cash flows, members’ equity, changes in net assets and financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Eagle Point Credit Management advised companies since 2014.

New York, New York

February 27, 2019

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative ("KPMG International"), a Swiss entity.

23

Additional Information

Management

Our Board of Directors (the “Board”) is responsible for managing the Company’s affairs, including the appointment of advisers and sub-advisers. The Board has appointed officers who assist in managing the Company’s day-to-day affairs.

The Board

The Board currently consists of six members, four of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company. The Company refers to these directors as the Company’s “independent directors.”

Under our certificate of incorporation and bylaws, our board of directors is divided into three classes with staggered terms, with the term of only one of the three classes expiring at each annual meeting of our stockholders. The classification of the board across staggered terms may prevent replacement of a majority of the directors for up to a two-year period.

The directors and officers of the Company are listed below. Except as indicated, each individual has held the office shown or other offices with the same company for the last five years. Certain of the Company’s officers and directors also are officers or managers of our Adviser. Each of our directors also serves as a director of Eagle Point Credit Company Inc., a registered investment company for which an affiliate of our Adviser serves as investment adviser.

Name, Address[1] and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships[3]

Interested Directors[2]

Thomas P. Majewski Age: 44	Class III Director, Chief Executive Officer and Chairperson of the Board	Since inception; Term expires 2020	Managing Partner of Eagle Point Income Management LLC since September 2018; Managing Partner of Eagle Point Credit Management LLC since September 2012.	Director of Eagle Point Credit Company Inc.

James R. Matthews Age: 51	Class II Director	Since inception; Term expires 2019	Principal of Stone Point Capital LLC since October 2011.	Director of Eagle Point Credit Company Inc.

Independent Directors

Scott W. Appleby Age: 54	Class I Director	Since inception; Term expires 2021	President of Appleby Capital, Inc. since April 2009.	Director of Eagle Point Credit Company Inc.

Kevin F. McDonald Age: 52	Class III Director	Since inception; Term expires 2020

Chief Operating Officer of AltaRock Partners since January 2019; Director of Business Development and Investor Relations of Folger Hill Asset Management, LP from December 2014 to July 2018; Principal of Taylor Investment Advisors, LP from March 2002 to March 2017; Chief Executive Officer of Taylor Investment Advisors, LP from 2006 to December 2014.

Director of Eagle Point Credit Company Inc.

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Name, Address[1] and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships[3]
Paul E. Tramontano Age: 57	Class II Director	Since inception; Term expires 2019	Senior Managing Director and Portfolio Manager at First Republic Investment Management since October 2015; Co-Chief Executive Officer of Constellation Wealth Advisors LLC from April 2007 to October 2015.	Director of Eagle Point Credit Company Inc.

Jeffrey L. Weiss Age: 57	Class I Director	Since inception; Term expires 2021	Private Investor since June 2012; Managing Partner of Colter Lewis Investment Partners since January 2018.	Director of Eagle Point Credit Company Inc.

[1]	The business address of each of our directors is c/o Eagle Point Income Company Inc., 600 Steamboat Road, Suite 202, Greenwich, Connecticut 06830.
[2]	Mr. Majewski is an interested director due to his position with the Adviser. Mr. Matthews is an interested director due to his position with Stone Point Capital LLC, which is an affiliate of the Adviser.
[3]	Eagle Point Credit Company Inc. is considered to be in the same fund complex as us and, as a result, each director serves as a director of two investment companies in the same complex.

The Company’s registration statement and prospectus include additional information about our directors. A copy of the prospectus is available free of charge upon request by calling (844) 810-6501.

Officers

Information regarding our officers who are not directors is as follows:

Name, Address[1] and Age	Positions Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Last Five Years

Kenneth P. Onorio Age: 51	Chief Financial Officer and Chief Operating Officer	Since inception

Chief Financial Officer and Chief Operating Officer of Eagle Point Credit Company Inc. since July 2014; Chief Financial Officer of the Adviser since October 2018 and Eagle Point Credit Management since July 2014; Chief Operating Officer of the Adviser since October 2018 and Eagle Point Credit Management since August 2014; Executive Director of Private Equity and Hedge Fund Administration at JPMorgan Alternative Investment Services from September 2008 to July 2014.

Nauman S. Malik Age: 38	Chief Compliance Officer	Since inception

Chief Compliance Officer of Eagle Point Credit Company Inc. since September 2015; General Counsel of the Adviser since October 2018 and Eagle Point Credit Management since June 2015; Chief Compliance Officer of the Adviser since October 2018 and Eagle Point Credit Management since September 2015; Associate, Dechert LLP, a law firm, from September 2012 to May 2015.

Courtney B. Fandrick Age: 36	Secretary	Since inception

Deputy Chief Compliance Officer of the Adviser since October 2018 and Eagle Point Credit Management LLC since December 2014; Secretary of Eagle Point Credit Company Inc. since August 2015; Senior Compliance Associate, Bridgewater Associates, LP from August 2007 to December 2014.

[1]	The business address of each of our officers is c/o Eagle Point Income Company Inc., 600 Steamboat Road, Suite 202, Greenwich, Connecticut 06830. All of our officers are officers or employees of the Adviser or affiliated companies.
[2]	Each officer holds office until his or her successor is chosen and qualifies, or until his or her earlier resignation or removal.

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Director and Officer Compensation

Our directors received compensation from the Company in the amounts set forth in the following table during the fiscal year ended December 31, 2018.

Name	Aggregate Compensation from the Company[1,2]

Scott W. Appleby	$0
Kevin F. McDonald	$0
Paul E. Tramontano	$0
Jeffrey L. Weiss	$0
TOTAL	$0	*

* Does not reflect $63,750 relating to the period ended December 31, 2018 that was payable as of December 31, 2018, which amount was comprised of $16,250, $15,000, $15,000 and $17,500 payable to each of Mr. Appleby, Mr. McDonald, Mr. Tramontano and Mr. Weiss, respectively.

[1]	For a discussion of the independent directors’ compensation, see below.
[2]	The Company does not maintain a pension plan or retirement plan for any of our directors.

As compensation for serving on our board of directors, each of our independent directors receives an annual fee of $60,000. The chairman of the audit committee receives an additional annual fee of $10,000 and the chairman of the nominating committee receives an additional annual fee of $5,000 for their additional services in these capacities, as well as reasonable out-of-pocket expenses incurred in attending such meetings. No compensation is, or is expected to be, paid by us to directors who are “interested persons” of us, as such term is defined in the 1940 Act, or our officers. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers.

No compensation is, or is expected to be, paid by us to our directors who are “interested persons” of us, as such term is defined in the 1940 Act, or to our officers. Our officers are compensated by the Adviser or one of its affiliates, as applicable.

We have entered into an Administration Agreement pursuant to which Eagle Point Administration LLC, our administrator (“Eagle Point Administration”), performs, or arranges for the performance of, our required administrative services, among other things. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of Eagle Point Administration’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer and chief compliance officer and our allocable portion of the compensation of any administrative support staff. Our allocable portion of such total compensation is based on an allocation of the time spent on us relative to other matters. The Administration Agreement will remain in effect if approved by the Board, including by a majority of our independent directors, on an annual basis. The Administration Agreement was approved by the Board in October 2018.

Investment Advisory Agreement

At an in person meeting held on October 5, 2018, with a majority of the directors who are not “interested persons” as defined in the 1940 Act, the Board, including all of the directors that are not interested persons (voting separately), unanimously voted to approve the investment advisory agreement (the “Investment Advisory Agreement”) by and between EP Income Company LLC, a Delaware limited liability company that would convert to a Delaware corporation, Eagle Point Income Company Inc., and Eagle Point Income Management LLC (the “Adviser”) for an initial two-year period.

In reaching a decision to approve the Investment Advisory Agreement, the Board, assisted by the advice of fund counsel, requested and received a significant amount of information and considered all the factors the Board believed relevant, including, among other things, the following: (1) the nature, extent and quality of services to be performed by the Adviser, including the investment performance of other comparative registered investment companies certain other accounts advised by an affiliate of the Adviser and certain market indexes; (2) the expected costs of providing services to the Company; (3) the expected profitability of, and potential sources of indirect income from, the relationship between the Company and the Adviser and its affiliates; (4) comparative information on the management fee rate and other projected fees and expenses of the Company

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compared to those borne by other comparable registered investment companies and business development companies (“BDCs”) and, as applicable, other advised accounts; (5) the organizational capacity and financial condition of the Adviser and its affiliates; (6) the extent to which economies of scale would be realized as the Company grows and whether the proposed fee levels reflect these economies of scale for the benefit of the Company’s investors; and (7) various other factors.

The Board’s decision to approve the Investment Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of the information provided to the Board. The Board did not assign relative weights to the factors considered by it as the Board conducted an overall analysis of these factors. Individual members of the Board may have given different weights to different factors.

Among other factors, the Board requested, considered and evaluated information regarding:

Nature, Extent and Quality of Services to be Provided and Performance

The Board reviewed and considered the nature, extent and quality of the services to be provided by the Adviser under the Investment Advisory Agreement and by an affiliate of the Adviser under a separate administration agreement. Among other things, the Board reviewed and considered the qualifications, background and expertise of the key personnel of the Adviser that would be primarily responsible for the day-to-day portfolio management of the Company, including their experience in managing portfolios of collateralized loan obligation (“CLO”) securities and the CLO industry knowledge of the Adviser’s senior investment team, and the proposed investment objectives and strategies of the Company.

The Board also evaluated the ability of the Adviser to attract and retain high-caliber professional personnel. In this regard, the Board considered information regarding the compensation program for such personnel, which is designed to align the employees’ interests with the long-term success of the Adviser’s clients, including the Company. In addition, the Board reviewed information about the Adviser’s investment process, financial stability, investment and risk management programs and legal and compliance programs.

The Board also considered and discussed the performance results for various periods of time of (1) a composite of separate accounts that an affiliate of the Adviser manages for certain other clients that pursue an investment strategy fully focused on investments in CLO junior debt securities (the “Comparable Accounts”), (2) two closed-end funds managed by third-party advisers that allocate a significant portion of their capital to CLO debt and equity securities and other related securities (the “Peer Funds”), and (3) two indexes of securities deemed relevant by the Adviser. As the Company had not yet commenced operations, the Board did not review information about the Company’s performance. The Board noted the Adviser’s explanation that, while there is no perfect comparison/peer group for the Company, the Peer Funds are relevant because they allocate a signification portion of their capital to CLO debt and equity securities and other related securities. The Board also noted the potential impact of the Company’s expected use of leverage, and that the Company expects to utilize a lower level of leverage than the Peer Funds.

Based on a review of the above information, together with the factors referenced below, the Board concluded that the Company should benefit from, the nature, extent and quality of services proposed to be provided to the Company by the Adviser.

Proposed Fees and Expenses of the Company

The Board then reviewed and considered the proposed management fee rate payable by the Company to the Adviser under the Investment Advisory Agreement, which is a percentage of the Company’s managed assets (the Company’s total assets including assets attributable to the use of leverage, minus certain accrued liabilities), and information about the projected total expense ratio of the Company. Additionally, the Board received and considered information regarding the management fee rates and total expense ratios of the Peer Funds and certain BDCs that invest in assets that are generally related to CLO debt and equity securities and the management fee and incentive fee rates paid by one of the Comparable Accounts deemed most relevant by the Adviser. The Board noted that the Company’s management fee structure is generally comparable to those of the Peer Funds and BDCs presented for review. The Board also noted that the Company’s expected total expense ratio is generally comparable to that of the Peer Funds and BDCs presented for review and that the Company’s management fee structure is different than the relevant Comparable Account in light of different legal requirements and investor expectations. The Directors also considered the management fee rate in light of the Company’s expected use of leverage.

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Based on its review, the Board concluded that each of the Company’s proposed management fee rate and projected total expense ratio was fair and reasonable in light of the services proposed to be provided to the Company and other factors considered.

Profitability

The Board also considered a profitability analysis of the Adviser and its affiliates with respect to the Company, noting that the Adviser and / or its affiliates would pay a significant amount of the Company’s expenses in connection with an initial public offering of the Company’s common stock. The Board concluded that the exact profitability to the Adviser from its relationship with the Company would be difficult to estimate, but was not excessive.

Economies of Scale

The Board considered information regarding whether the Investment Advisory Agreement adequately addresses economies of scale with respect to providing advisory services to the Company. The Board considered that (1) based on the complexity and time required to manage and monitor larger portfolios of CLO debt and equity securities, the costs associated with managing a larger portfolio of CLO securities would be expected to require additional resources, including personnel, and (2) such securities are generally acquired and disposed of in transactions which require considerable resources, particularly when acquired in the primary market. Based on the foregoing, the Board concluded that the opportunity of the Company to realize significant economies of scale is limited and that the lack of breakpoints in the fee structure was appropriate given the Company’s investment objectives and strategies.

Other Benefits to the Adviser and its Affiliates and Other Factors

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Company. In addition, the Board considered the relationships of the Adviser and its affiliates with Enstar Group Limited (“Enstar”) and its affiliate, Cavello Bay Reinsurance Limited (“Cavello Bay”). The Board noted that Cavello Bay was expected to contribute an investment portfolio consisting of a mix of cash and CLO junior debt securities with an aggregate value of approximately $75 million to the Company in exchange for interests therein and that, concurrently with the contribution, an affiliate of Cavello Bay would be granted a portion of the limited liability company interests in the Adviser’s parent company. Based on information provided by the Adviser, the Board concluded that the arrangements between the Adviser and Cavello Bay would not have any impact on the Adviser’s day-to-day management of the Company’s investments or on the Company’s day-to-day operations as Cavello Bay (or other Enstar entities) would not have any governance or oversight with respect to the Company’s investment program.

Conclusion

Based on the information reviewed and the discussions detailed above, the Board reached a determination, through the exercise of its business judgment, that the compensation expected to be payable to the Adviser pursuant to the Investment Advisory Agreement was fair and reasonable in light of the services to be provided to the Company by the Adviser and other factors considered.

Portfolio Information

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The SEC’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Company will also make its Form N-Q filings available upon request.

Proxy Information

The Company has delegated its proxy voting responsibility to the Adviser. A description of these policies and procedures is available (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Company’s posteffective

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amendment filing to its registration statement on Form N-2 made on October 16, 2018 with the SEC, which can be found on the SEC’s website (www.sec.gov).

Information regarding how the Company voted proxies relating to portfolio securities for the 12-month period ending June 30, 2019 will be available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Company’s Form N-PX filing with the SEC, which can be found on the SEC’s website (www.sec.gov).

Tax Information

For the tax year ended December 31, 2018, the Company recorded distributions on our common stock equal to $0.3492 per share or $1.3 million.

Privacy Information

The Company is committed to protecting your privacy. This privacy notice explains the privacy policies of Eagle Point Income Company Inc. and its affiliated companies. The terms of this notice apply to both current and former stockholders. The Company will safeguard, according to strict standards of security and confidentiality, all information it receives about you. With regard to this information, the Company maintains procedural safeguards that are reasonably designed to comply with federal standards.  We have implemented procedures that are designed to restrict access to your personal information to authorized employees of the Company’s investment adviser, Eagle Point Income Management LLC and its affiliates who need to know your personal information to perform their jobs, and in connection with servicing your account. The Company’s goal is to limit the collection and use of information about you. While we may share your personal information with our affiliates in connection with servicing your account, our affiliates are not permitted to share your information with non-affiliated entities, except as permitted or required by law.

When you purchase shares of the Company’s common stock and in the course of providing you with products and services, we and certain of our service providers, such as a transfer agent, may collect personal information about you, such as your name, address, social security number or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or information captured on applicable websites.

We do not disclose any personal information provided by you or gathered by us to non-affiliated third parties, except as permitted or required by law or for our everyday business purposes, such as to process transactions or service your account. For example, we may share your personal information in order to send you annual and semiannual reports, proxy statements and other information required by law, and to send you information the Company believes may be of interest to you. We may disclose your personal information to unaffiliated third party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Company. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. We may also provide your personal information to your brokerage or financial advisory firm and/or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants.

We reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect our rights or property. We may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.

If you have any queries or concerns about the privacy of your personal information, please contact our investor relations team at (203) 340-8500 or (844) 810-6501.

We will review this policy from time to time and may update it at our discretion. This policy was last updated in February 2019.

*	*	*

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Item 2. Code of Ethics

As of the end of the period covered by this report, Eagle Point Income Company Inc. (the “registrant”) has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “SOX Code of Ethics”). The registrant did not amend, or grant any waivers from, any provisions of the SOX Code of Ethics during the period covered by this report. The registrant’s SOX Code of Ethics is available upon request to any person without charge. Such requests should be submitted to the registrant’s Chief Compliance Officer at (203) 340-8500, toll free (844) 810-6501 or cco@eaglepointcredit.com.

Item 3. Audit Committee Financial Expert

The registrant’s board of directors has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The board of directors has determined that Jeffrey Weiss satisfies the requirements of an audit committee financial expert. Mr. Weiss is “independent” within the meaning of that term used in Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees. The aggregate fees billed for professional services rendered by KPMG LLP (“KPMG”), the registrant’s independent registered public accounting firm, for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with the engagement for the fiscal year ended December 31, 2018 was $125,000. Eagle Point Income Management LLC (the “Adviser”) or its affiliates have paid all audit fees of the registrant.

(b)	Audit-Related Fees. The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements in connection with statutory and regulatory filings and not reported under paragraph (a) of this Item 4 in the fiscal year ended December 31, 2018 was $133,718. The Adviser or its affiliates have paid all audit-related fees of the registrant.

(c)	Tax Fees. The aggregate fees billed for professional services by KPMG for tax compliance, tax advice and tax planning in the fiscal year ended December 31, 2018 was $22,500. These fees were in connection with the preparation of the registrant’s regulated investment company tax compliance and related tax advice. The Adviser or its affiliates have paid all tax fees of the registrant.

(d)	All Other Fees. The aggregate fees billed for all other services not listed in (a) through (c) above by KPMG in the fiscal year ended December 31, 2018 was $0.

(e)	(1) The registrant’s Audit Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the registrant’s independent registered public accounting firm. Under the policies, on an annual basis, the registrant’s Audit Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the registrant.

In addition, the registrant’s Audit Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant (together, the “Service Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the registrant. Although the Audit Committee does not pre-approve all services provided by the independent registered public accounting firm to Service Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the registrant), the Audit Committee receives an annual report showing the aggregate fees paid by Service Affiliates for such services.

The registrant’s Audit Committee may also from time to time pre-approve individual non-audit services to be provided to the registrant or a Service Affiliate that were not pre-approved as part of the annual process described above. The Audit Committee may form and delegate authority to subcommittees consisting of one (1) or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that any decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Committee pre-approve permitted non-audit services provided to the registrant pursuant to de minimis exceptions described in Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and applicable regulations.

(2) 100% of the independent accountant’s expenses were pre-approved by the Audit Committee.

(f)	Not Applicable

(g)	For the fiscal year ended December 31, 2018, the aggregate fees billed by KPMG for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant was $156,218. For the year ended December 31, 2018, these fees were for the services rendered in connection with tax compliance, tax advice, tax planning and initial registration statements during the period for the registrant and for the registrant’s investment adviser. These fees exclude any fees paid by Eagle Point Credit Management LLC and its affiliates.

(h)	The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the investment adviser and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrant

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the committee are Jeffrey L. Weiss (chair), Scott Appleby, Kevin McDonald and Paul Tramontano.

Item 6. Investments

A schedule of investments is included in the Company’s report to stockholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has delegated its proxy voting responsibility to the Adviser. The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines will be reviewed periodically by the Adviser and the registrant’s independent directors, and, accordingly, are subject to change.

Introduction

An investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of the Adviser’s clients.

These policies and procedures for voting proxies for the Adviser’s investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Based on the nature of the registrant’s investment strategy, the Adviser does not expect to receive proxy proposals but may from time to time receive amendments, consents or resolutions applicable to investments held by the registrant. The Adviser’s general policy is to exercise voting or consult authority in a manner that serves the interests of the registrant’s stockholders. The Adviser may occasionally be subject to material conflicts of interest in voting proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. If at any time the Adviser becomes aware of a material conflict of interest relating to a particular proxy proposal, the Adviser’s Chief Compliance Officer will review the proposal and determine how to vote the proxy in a manner consistent with interests of the registrant’s stockholders.

Proxy Voting Records

Information regarding how the Adviser voted proxies relating to the registrant’s portfolio securities is available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) on the SEC’s website at http://www.sec.gov. You may also obtain information about how the Adviser voted proxies by making a written request for proxy voting information to: Eagle Point Income Management LLC, 600 Steamboat Road, Suite 202, Greenwich, CT 06830 or cco@eaglepointcredit.com.

Item 8. Portfolio Managers of Closed-End Investment Companies

Information pertaining to the portfolio managers of the registrant, and information relating to the registrant’s investment adviser, is set forth below as of December 31, 2018.

The management of the registrant’s investment portfolio is the responsibility of the Adviser pursuant to an investment advisory agreement (“Investment Advisory Agreement”).

There are no restrictions on the ability of the Adviser and certain of its affiliates to manage accounts for multiple clients, including accounts for affiliates of the Adviser or their directors, officers or employees, following the same, similar or different investment objectives, philosophies and strategies as those used by the Adviser for the registrant’s account. In those situations, the Adviser and its affiliates may have conflicts of interest in allocating investment opportunities between the registrant and any other account managed by the Adviser. Such conflicts of interest would be expected to be heightened where the Adviser manages an account for an affiliate or its directors, officers or employees. Additionally, accounts managed by the Adviser or certain of its affiliates may hold certain investments in collateralized loan obligations (“CLOs”), such as debt tranches, which conflict with the positions held by other accounts in such CLOs, such as the registrant. In these cases, when exercising the rights of each account with respect to such investments, the Adviser and/or its affiliate will have a conflict of interest as actions on behalf of one account may have an adverse effect on another account managed by the Adviser or such affiliate, including the registrant.

The registrant’s executive officers and Directors, as well as the current and future members of the Adviser and its affiliates, may serve as officers, directors or principals of other entities that operate in the same or a related line of business as the registrant. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of the registrant or the registrant’s common stockholders.

Further, the professional staff of the Adviser will devote as much time to the registrant as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement. However, such persons may be committed to providing investment advisory and other services for other clients and engage in other business ventures in which the registrant has no interest. As a result of these separate business activities, the Adviser and the portfolio managers may have conflicts of interest in allocating management time, services and functions among the registrant and other business ventures or clients.

The Adviser owes a duty of loyalty to its clients, including the registrant, and must treat each client fairly. When the Adviser purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. To this end, the Adviser has adopted policies and procedures pursuant to which it allocates investment opportunities appropriate for more than one client account in a manner deemed appropriate in its sole discretion to achieve a fair and equitable result over time. Pursuant to these policies and procedures, when allocating investment opportunities, the Adviser may take into account regulatory, tax or legal requirements applicable to an account. In allocating investment opportunities, the Adviser may use rotational, percentage or other allocation methods provided that doing so is consistent with the Adviser’s internal conflict of interest and allocation policies and the requirements of the Advisers Act, the Investment Company Act of 1940, as amended (the “1940 Act”), and other applicable laws. There is no assurance that investment opportunities will be allocated to any particular account equitably in the short-term or that any such account will be able to participate in all investment opportunities that are suitable for it.

In the ordinary course of business, the registrant may enter into transactions with persons who are affiliated with the registrant by reason of being under common control of the Adviser or its affiliates. In order to ensure that the registrant does not engage in any prohibited transactions with any affiliated persons, the registrant has implemented certain policies and procedures whereby its executive officers screen each of its transactions for any possible affiliations between the registrant, the Adviser and its affiliates and the registrant’s directors. The registrant will not enter into any such transactions unless and until it is satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, the registrant has taken appropriate actions to seek review and approval of the Board of Directors or exemptive relief for such transaction. The registrant’s affiliations may require it to forgo attractive investment opportunities.

The registrant may co-invest on a concurrent basis with other accounts managed by the Adviser subject to compliance with applicable regulations and regulatory guidance and applicable written allocation procedures. The registrant has received exemptive relief from the SEC that permits it to participate in certain negotiated co-investments alongside other accounts managed by the Adviser, subject to certain conditions including (i) that a majority of the registrant’s directors who have no financial interest in the transaction and a majority of the registrant’s directors who are not interested persons, as defined in the 1940 Act, of the registrant approve the co-investment and (ii) the price, terms and conditions of the co-investment are the same for each participant. A copy of the registrant’s application for exemptive relief, including all of the conditions, and the related order are available on the SEC’s website at www.sec.gov.

In order to address such conflicts of interest, the registrant has adopted a Code of Ethics. Similarly, the Adviser has separately adopted a Code of Ethics (“Code”) and certain compliance policies and procedures, including investment allocation policies and procedures. The Adviser’s Code requires the officers and employees of the Adviser to act in the best interests of its client accounts (including the registrant), act in good faith and in an ethical manner, avoid conflicts of interests with the client accounts to the extent reasonably possible and identify and manage conflicts of interest to the extent that they arise. Personnel subject to each code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements.

Investment Personnel. The senior investment team of the Adviser is primarily responsible for the registrant’s day-to-day investment management and the implementation of the registrant’s investment strategy and process, with oversight provided by the Adviser’s board of managers. Biographical information on the senior investment team, each of whom has served as a portfolio manager since the registrant’s inception, is set forth below:

Thomas P. Majewski, Managing Partner (Since November 2012).  Mr. Majewski is a Managing Partner of the Adviser and Managing Partner and a founder of Eagle Point Credit Management, and serves as a director and Chief Executive Officer of Eagle Point Credit Company Inc. Mr. Majewski has been involved in the formation and/or monetization of many CLO transactions across multiple market cycles. Mr. Majewski led the creation of some of the earliest refinancing CLOs, introducing techniques that are now commonplace in the market. Mr. Majewski’s experience in the CLO market dates back to the 1990s. He has spent his entire career in the structured finance and credit markets. Mr. Majewski is a member of the Adviser’s Board of Managers and Eagle Point Credit Management’s investment committee.

Prior to joining Eagle Point Credit Management in September 2012, Mr. Majewski was a Managing Director and U.S. Head of CLO Banking at RBS Securities Inc., or “RBS,” from September 2011 through September 2012, where he was responsible for all aspects of RBS’s new-issue CLO platform. Prior to joining RBS, Mr. Majewski was the U.S. country head at AMP Capital Investors (US) Ltd., from August 2010 through September

2011, and AE Capital Advisers (US) LLC, from April 2008 through August 2010, where he was responsible for investing in credit, structured products and other private assets on behalf of several Australian investors. Prior to this, Mr. Majewski was a Managing Director and head of CLO banking at Merrill Lynch Pierce Fenner and Smith Inc. Mr. Majewski also has held leadership positions within the CLO groups at JPMorgan Securities Inc. and Bear, Stearns & Co. Inc. Mr. Majewski serves as a director of Black Mountain Systems, LLC, a portfolio company of Trident VI, L.P. and related investment vehicles, as a member of the board of managers and investment committee of Marble Point, and as a director of Marble Point Loan Financing Limited, an investment fund managed by Marble Point. Mr. Majewski has a B.S. from Binghamton University and has been a Certified Public Accountant (inactive).

Daniel W. Ko, Portfolio Manager (Since December 2012).  Mr. Ko is a Portfolio Manager of the Adviser and Eagle Point Credit Management. Mr. Ko is responsible for manager evaluation and structuring investment opportunities in the primary CLO market, analyzing secondary CLO market opportunities, executing trades and monitoring investments. Mr. Ko has specialized in structured finance throughout his entire career.

Prior to joining Eagle Point Credit Management in December 2012, Mr. Ko was with Bank of America Merrill Lynch, or “BAML,” for the previous six years, most recently as Vice President of the CLO structuring group, where he was responsible for modeling the projected deal cash flows, negotiating deal terms with both debt and equity investors and coordinating the rating process. In addition, he was responsible for exploring non-standard structuring initiatives such as financing trades with dynamic leverage, emerging market collateralized bond obligations and European CLOs. Prior to joining the CLO structuring group, Mr. Ko managed BAML’s legacy CLO, trust-preferred securities CDO and asset-backed securities CDO portfolios. Prior to Bank of America’s merger with Merrill Lynch, Mr. Ko was an associate in Merrill Lynch’s CDO structuring group, Mr. Ko graduated magna cum laude from the University of Pennsylvania’s Wharton School with a B.S. in finance and accounting.

Daniel M. Spinner (CAIA), Portfolio Manager (Since February 2013).  Mr. Spinner is a Portfolio Manager of the Adviser and Eagle Point Credit Management. Mr. Spinner is primarily responsible for manager evaluation and due diligence and for monitoring investments. Mr. Spinner is also actively involved in investor relations and communications. Mr. Spinner is an alternative asset management industry specialist with 20 years of experience advising, financing and investing in alternative asset management firms and funds. Mr. Spinner’s experience in the CLO market dates back to the late 1990s.

Prior to joining Eagle Point Credit Management in February 2013, Mr. Spinner was an Investment Analyst at the 1199SEIU Benefit and Pension Funds, from June 2009 to February 2013, where he oversaw the private equity, special opportunities credit and real estate allocations. The 1199SEIU Benefit and Pension Funds are collectively among the largest Taft-Hartley plans in the United States. Prior to this, Mr. Spinner was a Managing Director at Bear, Stearns & Co. Inc. focused on alternative asset managers. Prior to Bear Stearns, Mr. Spinner was the co-founder and president of Structured Capital Partners, Inc., a financial holding company formed to invest in structured credit managers. Mr. Spinner was credit trained at Chase Manhattan Bank where began his career as an investment banker and spent seven years in the Financial Institutions Group (including at JPMorgan Securities Inc. post-merger), where he had coverage responsibility for asset management firms including CLO collateral managers. Mr. Spinner serves as a member of the board of managers and investment committee of Marble Point. Mr. Spinner earned a B.A., summa cum laude, from Gettysburg College and an M.B.A. from Columbia University.

The following table sets forth other accounts within each category listed for which members of the senior investment team are jointly and primarily responsible for day-to-day portfolio management as of December 31, 2018. Each of the accounts is subject to a performance fee, except eight accounts listed under “other accounts” with total assets of $665.8 million.

Portfolio Manager	Registered Investment		Other Pooled		Other
	Companies		Investment Vehicles		Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)*	Number of Accounts	Total Assets (in millions)
Thomas P. Majewski	2	$547.0	3	$1,003.7	17	$818.8
Daniel W. Ko	2	$547.0	3	$1,003.7	17	$818.8
Daniel M. Spinner	2	$547.0	3	$1,003.7	17	$818.8

* Total Assets are estimated and unaudited and may vary from final audited figures. Total assets exclude amounts invested in the equity of another investment vehicle managed by the portfolio manager so as to avoid double counting.

Compensation.

Investment professionals of the Adviser are paid in respect of the Adviser’s and certain of its affiliates, including Eagle Point Credit Management’s, total revenues, including the advisory fees earned with respect to providing advisory services to the registrant. Professional compensation is structured so that key professionals benefit from strong investment performance and their longevity with the Adviser and its affiliates. Each member of the senior investment team has indirect equity ownership interests in the Adviser and related long-term incentives. Members of the senior investment team also receive a fixed base salary and an annual market and performance-based cash bonus. The bonus is determined by the Adviser’s ultimate board of managers, and is based on both quantitative and qualitative analysis of several factors, including the profitability of the Adviser and its affiliates, and the contribution of the individual employee. Many of the factors considered by management in reaching its compensation determinations will be impacted by the registrant’s long-term performance and the value of the registrant’s assets as well as the portfolios managed for other clients of the Adviser’s affiliates.

Securities Owned in the Company by Portfolio Managers.

The table below sets forth the dollar range of the value of the shares of the registrant’s common stock which are owned beneficially by each portfolio manager as of December 31, 2018. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Company(1)
Thomas P. Majewski	None
Daniel W. Ko	None
Daniel M. Spinner	None

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 and over $1,000,000.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

There have been no purchases by or on behalf of the registrant of shares or other units of any class of the registrant’s equity securities that are registered pursuant to Section 12 of the Exchange Act during the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30(a)-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in securities lending activity during the fiscal year ended December 31, 2018.

Item 13. Exhibits

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)        Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE POINT INCOME COMPANY INC.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer
Date:	March 11, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacity and on the dates indicated.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (principal executive officer)
Date:	March 11, 2019

By:	/s/ Kenneth P. Onorio
Kenneth P. Onorio
Chief Financial Officer (principal financial officer)
Date:	March 11, 2019